Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

[Wells Fargo Capital Finance Letterhead]    Exhibit 10.2

October 25, 2016

Dan Pollack, Treasurer
Heska Corporation
3760 Rocky Mountain Avenue
Loveland, CO 80538

RE: Change to Concentration Limits

Dear Dan:

You requested Wells Fargo make a change to the customer concentration limits as defined in the Third Amended and Restated Credit Agreement dated December 30, 2005. This provision is detailed in Section 1.1, definition of Eligible Accounts, item (xii). Currently that section allows for [***] to be eligible up to 25% of all Accounts and [***] to be eligible up to 20% of all Accounts. You requested the concentration limit for those accounts, as well as that for [***] to be increased to 35%.

Effective with this letter, Section 1.1, Eligible Accounts (xii) is replaced in its entirety as follows:

“That portion of the aggregate Accounts of a single customer owed to all Borrowers in the aggregate that exceeds 15% of all Accounts of all Borrowers in the aggregate; provided, however, that for the customers listed below, such limit shall instead be the greater of the foregoing or the amount set forth opposite such customer in the following table:

Customer             Concentration Limit
[***]                    35%
[***]                    35%
[***]                    35%”

Please sign below indicating your acknowledgement and agreement with this change and return a signed copy of this letter to my attention.

As always, please let me know if you have any questions.

Sincerely,

[***]
[***]
[***]

ACKNOWLEGEMENT AND CONSENT:

HESKA CORPORATION			DIAMOND ANIMAL HEALTH, INC.

By	/s/ Jason Napolitano		By	/s/ Jason Napolitano
	Its	Chief Operating Officer, Chief		Its	Chief Financial Officer
Strategist and Secretary

HESKA IMAGING US, LLC

By	/s/ Jason Napolitano
	Its	Chief Financial Officer